UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 21, 2005
Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134-1599
 (Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          Effective June 21, 2005, the Company’s Board of Directors appointed Evert van de Ven and Lloyd Carney as members of the Company’s Board of Directors.  The Company’s press release regarding the van de Ven and Carney appointments, dated June 23, 2005, is attached hereto as Exhibit 99.1.

Item 5.03     Amendment to Articles of Incorporation or Bylaws

          On June 21, 2005, the Company’s Board of Directors unanimously voted to amend the Company’s Restated Bylaws to increase the size of the Company’s Board of Directors to nine members.  A copy of the Company’s Amended & Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.

          (a)  Financial statements of business acquired. Not applicable.

          (b)  Pro forma financial information. Not applicable.

          (c)  Exhibits. The exhibit listed below is being furnished with this Form 8-K.

                 Exhibit 3.1       Amended & Restated Bylaws, effective June 21, 2005

                 Exhibit 99.1     Press Release, dated June 23, 2005, entitled “Evert van de Ven and Lloyd Carney join Cypress’s Board of Directors”

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: June 23, 2005	By:	/s/ NEIL WEISS

Neil Weiss Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective June 21, 2005

99.1	Press Release, dated June 23, 2005, entitled “Evert van de Ven and Lloyd Carney join Cypress’s Board of Directors”